                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A NIXON and MALLARY L. REZNIK, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:


REGISTRANT NAME                                     FILE NO.
---------------                                     --------
FS Variable Separate Account                        033-85014 / 811-08810
                                                    333-101487 / 811-08810
                                                    333-45946 / 811-08810
                                                    333-102137 / 811-08810
                                                    333-128124 / 811-08810
--------------------------------------------------------------------------------
FS Variable Annuity Account One                     033-39888 / 811-06313
--------------------------------------------------------------------------------
FS Variable Annuity Account Two                     033-81470 / 811-08624
--------------------------------------------------------------------------------
FS Variable Annuity Account Five                    333-118218 / 811-08369
                                                    333-116026 / 811-08369
--------------------------------------------------------------------------------
FS Variable Annuity Account Nine                    333-118225 / 811-21230
--------------------------------------------------------------------------------


/s/  JAY S. WINTROB               Chief Executive Officer, President            April 28, 2006
---------------------------------             & Director
JAY S. WINTROB                      (Principal Executive Officer)

/s/  BRUCE R. ABRAMS                           Director                         April 28, 2006
---------------------------------
BRUCE R. ABRAMS

/s/  M. BERNARD AIDINOFF                       Director                         April 28, 2006
---------------------------------
M. BERNARD AIDINOFF

/s/  JAMES R. BELARDI                          Director                         April 28, 2006
---------------------------------
JAMES R. BELARDI

/s/  MARION E. FAGEN                           Director                         April 28, 2006
---------------------------------
MARION E. FAGEN

/s/  PATRICK J. FOLEY                          Director                         April 28, 2006
---------------------------------
PATRICK J. FOLEY

/s/  MARC H. GAMSIN                            Director                         April 28, 2006
---------------------------------
MARC H. GAMSIN

/s/  CECIL C. GAMWELL III                      Director                         April 28, 2006
---------------------------------
CECIL C. GAMWELL III

/s/  N. SCOTT GILLIS                    Senior Vice President,                  April 28, 2006
---------------------------------     Chief Financial Officer &
N. SCOTT GILLIS                                Director
                                    (Principal Financial Officer)

/s/  JANA W. GREER                             Director                         April 28, 2006
---------------------------------
JANA W. GREER

/s/  JACK R. HARNES                            Director                         April 28, 2006
---------------------------------
JACK R. HARNES

/s/  DAVID L. HERZOG                           Director                         April 28, 2006
---------------------------------
DAVID L. HERZOG

/s/  JOHN I. HOWELL                            Director                         April 28, 2006
---------------------------------
JOHN I. HOWELL

/s/  CHRISTINE A. NIXON                        Director                         April 28, 2006
---------------------------------
CHRISTINE A. NIXON

/s/  CHRISTOPHER J. SWIFT                      Director                         April 28, 2006
---------------------------------
CHRISTOPHER J. SWIFT

/s/  STEWART R. POLAKOV                Senior Vice President &                  April 28, 2006
---------------------------------             Controller
STEWART R. POLAKOV                  (Principal Accounting Officer)